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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 October 1, 2001
                            -------------------------

                                 Date of Report

                        (Date of Earliest Event Reported)




                            ONYX SOFTWARE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



         Washington                       0-25361                91-1629814
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(State or Other Jurisdiction        (Commission File No.)      (IRS Employer
      of Incorporation)                                      Identification No.)


        3180-139th Avenue SE, Suite 500, Bellevue, Washington 98005-4091
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               (Address of Principal Executive Offices) (Zip Code)


                                 (425) 451-8060
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              (Registrant's Telephone Number, Including Area Code)


                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

     On October 8, 2001, Onyx Software Corporation, a Washington corporation, announced preliminary financial results for the quarter ended September 30, 2001. Onyx also announced that it would reduce its workforce by approximately 25%. A copy of the press release dated October 8, 2001 relating to these announcements is attached as Exhibit 99.1 and is incorporated into this current report by reference.

     On October 1, 2001, Onyx issued 2,234,483 shares of its common stock to the former shareholders of Market Solutions Limited, or MSL, as payment of the final installment of the purchase price of all outstanding shares of MSL under the Sale and Purchase Agreement between Onyx and the shareholders of MSL dated October 1, 1999 and amended July 7, 2000. For a description of the MSL acquisition, please see our current report on Form 8-K filed October 15, 1999, as amended by our Form 8-K/A filed December 14, 1999.

     Shareholder lawsuits have been filed against Onyx and, in some cases, some of its officers and directors, in United States District Court for the Western District of Washington on behalf of purchasers of publicly traded Onyx common stock during various time periods. The complaints in these lawsuits allege that Onyx (and, where applicable, the officers and directors) violated the Securities Exchange Act of 1934 and seek certification of a class action or actions for purchasers of Onyx common stock during the class period. None of the complaints specifies the amount of potential damages to be claimed. In addition, some other law firms have announced that they are investigating possible shareholder class actions on behalf of purchasers of Onyx common stock during various time periods. Onyx intends to vigorously defend itself and its executives in these shareholder lawsuits. While litigation is inherently uncertain, Onyx believes that its defenses to the claims raised in these lawsuits are meritorious.

Item 7. Financial Statements, Pro Forma Information and Exhibits

(c)    Exhibits

99.1   Press Release dated October 8, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ONYX SOFTWARE CORPORATION

Dated:  October 24, 2001                By: /s/ Brent R. Frei
                                            ------------------------------------
                                            Brent R. Frei
                                            Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit Number        Description
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     99.1             Press Release dated October 8, 2001